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                                                                    EXHIBIT 10.9

                  INTRACREDITOR SUBORDINATION AND CONFIRMATION

THIS INTRACREDITOR SUBORDINATION AND CONFIRMATION ("Subordination") is made and effective as of the 30th day of September, 2002, by Bank One, N.A. with its main office in Chicago, Illinois successor by merger to Bank One Texas, N.A ("Lender"), and is acknowledged by the Person(s) identified as Borrower ("Borrower") on the signature page hereof.

WHEREAS, pursuant to that certain Export Loan Agreement of even date herewith by and between Borrower and Lender (said Agreement, as it may be amended, modified, renewed and extended, the "Export Loan Agreement"), Lender extended to Borrower a pre-export working capital credit facility (said credit facility, as it may be amended, modified, renewed and extended, the "Export Loan") to finance the cost of manufacturing, producing, purchasing and selling of Borrower's finished goods and services which are intended for export ("Export Purpose");

WHEREAS, the Export Loan and Borrower's Obligations related thereto (collectively, "Borrower's Export Obligations") are secured by Liens in and upon Collateral in favor of Lender created and granted by the Financing Documents, including without limitation the Security Interest created by that certain Security Agreement dated as of September 30, 2002, as amended by and between Borrower, as debtor, and Lender, as secured party (said agreement, as it may be amended, modified, renewed and extended, the "Security Agreement"), which Financing Documents also secure or may secure other indebtedness of Borrower to Lender ("Other Indebtedness") not related to the Export Purpose;

WHEREAS, the Collateral includes, but is not limited to, Export-Related Collateral;

WHEREAS, the Export Loan has been made pursuant to Lender's delegated authority from Ex-Im Bank, and it is intended that Borrower's Export Obligations be guaranteed by Ex-Im Bank pursuant to the Ex-Im Bank Guarantee;

WHEREAS, to satisfy Ex-Im Bank's requirement that Borrower's Export Obligations be secured by a first priority Lien (subject only to Permitted Liens) in Borrower's Export-Related Collateral, Lender desires to subordinate its Liens in Borrower's Export-Related Collateral, to the extent they secure Other Indebtedness, to Lender's Liens in Borrower's Export-Related Collateral securing Borrower's Export Obligations; and

WHEREAS, to satisfy Ex-Im Bank's requirement that Borrower's Export Obligations be secured by a junior Lien in and upon Collateral other than Export-Related Collateral (such Collateral other than Export-Related Collateral, the "Other Collateral"), Lender desires to confirm that its Liens in and upon the Other Collateral secure Borrower's Export Obligations but that such Liens are subject and inferior to Lender's Liens in and upon the Other Collateral securing Other Indebtedness.

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NOW, THEREFORE, in consideration of the premises, Lender hereby agrees, confirms and certifies as follows:

1. Subordination. Lender's Liens in and upon the Export-Related Collateral, to the extent they secure Other Indebtedness, are and shall hereafter be and remain subject, junior and subordinate to Lender's Liens in and upon such Export-Related Collateral securing Borrower's Export Obligations.

2. Confirmation. Lender's Liens in and upon Other Collateral secure Borrower's Export Obligations and are and shall hereafter be and remain subject, junior and subordinate to Lender's Liens in and upon such Other Collateral to the extent they secure Other Indebtedness.

3. Remedies. Notwithstanding the subordinations and priorities provided herein, Lender's Liens in and upon the Collateral shall secure Borrower's Export Obligations and Other Indebtedness to the full extent provided for in the Financing Documents, including without limitation the Security Agreement. The exercise by Lender of any rights or remedies under the Financing Documents in connection with a default in the payment or performance of either (a) Borrower's Export Obligations or (b) Other Indebtedness shall not limit or impair Lender's rights or remedies under the Financing Documents with respect to a default in the payment or performance of Borrower's other obligations to Lender. Without limiting the generality of the foregoing, in the event Lender sells, leases, transfers, or otherwise disposes of any Collateral or Proceeds thereof pursuant to the Financing Documents, including without limitation the Security Agreement, to satisfy either (i) Borrower's Export Obligations or (ii) Other Indebtedness and, after application of all amounts received from the exercise of Lender's rights provided in the Financing Documents and in accordance with the subordinations and priorities hereby effected, there remains outstanding any of Borrower's Export Obligations or Other Indebtedness, Lender shall continue to have and hold all rights and remedies provided for under the Financing Documents (including, without limitation, the right to sell, lease, transfer or otherwise dispose of any other Collateral or Proceeds thereof) in satisfaction of all outstanding obligations secured by such Collateral to Lender prior to any rights of Borrower or any other Person in or to any such Collateral or Proceeds.

4. Extent of Subordination. The subordinations and priorities specified herein shall remain in full force and effect, regardless of whether Lender rescinds, amends, waives any provision of, terminates or reforms, by litigation or otherwise, any of the Financing Documents, including without limitation the Security Agreement, in connection with Borrower's Export Obligations or Other Indebtedness. No delay or waiver on the part of Lender in exercising any right, power or privilege granted under the Export Loan Agreement or any other Financing Document shall have any effect on the subordinations and priorities specified herein.

5. Collateral Segregation. Unless the Export-Related Inventory can be effectively segregated from other Inventory of Borrower, the amount of Export-Related Inventory will be determined on a Pro Rata Inventory Basis. For purposes hereof, the term "Pro Rata Inventory Basis" shall mean, as of the date of determination, the principal balance of the Credit Accommodations made or incurred under the Export Loan Agreement that is supported by

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Borrower's Export-Related Inventory as a percentage of the aggregate principal balance of all loans and other credit accommodations from Lender to Borrower supported by Borrower's Inventory including without limitation the outstanding principal balance of the Credit Accommodations made or incurred under the Export Loan Agreement that is supported by Borrower's Export-Related Inventory.

6. Term. This Subordination will be for a term beginning on the effective date hereof and continuing through the payment and performance in full of all of Borrower's Export Obligations.

7. Amendment. This Subordination shall not be amended except in writing by Lender and acknowledged by Borrower.

8. Successors and Assigns. This Subordination shall be binding upon Lender and each acknowledgment party and their respective successors and assigns. References herein to any Person shall be deemed to refer to such entity and its successors and assigns.

9. Definitions. All capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Export Loan Agreement.

IN WITNESS WHEREOF, this Subordination has been duly authorized and executed by Lender and duly authorized and acknowledged by each acknowledgment party as of the date first above written.

                                                   Bank One, N.A.
                                                   Main Office Chicago

                                                   By: /s/ Fred Points
                                                      --------------------------
                                                       Authorized Representative

ACKNOWLEDGED:

AMX CORPORATION, a Texas Corporation,              BANK ONE, NA
formerly known as PANJA INC.                       Main Office Chicago

By: /s/ Jean M. Nelson                             By: /s/ Martha Gentry
   ---------------------------                        --------------------------
    Authorized Representative                      Authorized Representative
                                                   Martha Gentry, Vice President

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